UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-31909 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2007, Ian Campbell announced his resignation as Head of Group Finance of Aspen Insurance Holdings Limited (‘‘Aspen’’), which will be effective as of February 15, 2008. Mr. Campbell was also the principal accounting officer of Aspen. From November 28, 2007, Richard Houghton, Aspen’s current Chief Financial Officer, will perform the functions of and also have the role of Aspen’s principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: November 28, 2007	By:	/s/ Richard Houghton
	Name:	Richard Houghton
	Title:	Chief Financial Officer